Income Taxes	12 Months Ended
Dec. 31, 2024
Income Tax Disclosure [Abstract]
Income Taxes
Note 8. Income Taxes
For U.S. federal and state tax reporting purposes, the Company is a member of Scilex’s consolidated reporting group. The basis of presentation for these financial statements is on a separate standalone basis as if the Company were not a member of a consolidated group and was operating as an independent entity. Settlements of tax balances that differ from the separate entity computations are treated as either increases or decreases in equity. There were no settlements of tax balances between the entity and the Scilex during the periods presented. Total loss before income taxes for the years ended December 31, 2024 and 2023 did not include a foreign component. There was no income tax provision expense (benefit) for the years ended December 31, 2024 and 2023.

Deferred income taxes reflect the net tax effects of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax purposes. The components of the Company’s net deferred tax assets and related valuation allowance are as follows as of December 31, 2024 and 2023 (in thousands):

	Year Ended December 31,
	2024	2023
Deferred tax assets:
Net operating loss carryforwards	$14,517	$13,710
Research and development tax credits	1,319	1,319
Capitalized research expenditures	807	648
Other	720	841

Gross deferred tax assets	17,363	16,518
Valuation allowance	(17,363)	(16,518)

Deferred tax assets net of valuation allowance	—	—
Deferred tax liabilities	—	—

Net deferred tax assets	$—	$—

The reconciliation between U.S. federal income taxes at the statutory rate and the Company’s provision for income taxes are as follows for the years ended December 31, 2024 and 2023:

	Year Ended December 31,
	2024	2023
Statutory federal income tax rate	21.0%	21.0%
Equity compensation	(3.0)	(5.4)
Change in valuation allowance	(18.0)	(15.6)

Effective income tax rate	—%	—%

The Company files its tax returns on a consolidated or combined basis with Scilex. For purposes of its financial statements, the Company has calculated its income tax amounts, including net operating losses and credit carryforwards, using a separate return methodology and has presented these amounts as if it were a separate taxpayer from Scilex in each jurisdiction for each period the Company has presented. The Company has not determined the amount of tax attributes, including net operating losses and tax credit carryovers, which it would retain if it were to deconsolidate for tax purposes from Scilex. An analysis will be performed at a future date, if necessary.
The Company has evaluated the available evidence supporting the realization of its gross deferred tax assets, including the amount and timing of future taxable income, and has determined that it is more likely than not that the deferred tax assets will not be realized. Due to such uncertainties surrounding the realization of the deferred tax assets, the Company maintains a valuation allowance of $17.4 million against its deferred tax assets as of December 31, 2024. Realization of the deferred tax assets will be primarily dependent upon the Company’s ability to generate sufficient taxable income prior to the expiration of its net operating losses.
As of December 31, 2024, the Company had $60.2 million and $26.9 million of U.S. federal and state net operating loss carryforwards, respectively. Both federal and state net operating loss carryforwards begin to expire in 2033. As of December 31, 2024, the Company has a total of $49.9 million of federal net operating losses that have an indefinite life and will not expire, and had federal research and development income tax credits of $1.2 million which will begin to expire in 2033. As of December 31, 2024, the Company had California research and development income tax credits of $0.6 million that have indefinite life and will not expire.

Internal Revenue Code Section 382 (“Section 382”) rules apply to limit a corporation’s ability to utilize existing net operating loss and tax credit carryforwards once the corporation experiences an ownership change as defined in Section 382. The Company has undergone ownership changes for purposes of Section 382 in prior years. The ownership changes may result in limitations on the utilization of certain deferred tax assets in future periods of which the Company is carrying a full valuation allowance against. If any deferred tax assets were to expire unused because of Section 382 limitations, there would be a corresponding adjustment to the related valuation allowance. As of December 31, 2024, no net operating losses have been written off as expired as the separate Section 382 limitation for the Company has not been quantified.
The Company is subject to taxation in U.S. federal and state tax jurisdictions. All of the Company’s tax years will remain open for three years for examination by the federal and state tax authorities from the date of utilizations of net operating loss. There are no active tax compliance audits as of December 31, 2024.
A reconciliation of the beginning and ending amount of unrecognized tax benefits is as follows for the years ended December 31, 2024 and 2023 (in thousands):

	Year Ended December 31,
	2024	2023
Gross unrecognized tax benefits at the beginning of the year	$354	$354

Gross unrecognized tax benefits at the end of the year	$354	$354

As of December 31, 2024 and 2023, the Company had $0.4 million in total unrecognized tax benefits, which have been reflected as a reduction in deferred tax assets. If these were to be recognized, they would affect the effective tax rate, however given the full valuation allowance, any changes to uncertain tax positions would not impact the effective tax rate.
The Company’s policy is to recognize interest and penalties related to income tax matters in income tax expense. No interest or penalties have been recognized as of and for the periods ended December 31, 2024 and 2023. The Company believes that no material amount of the liabilities for uncertain tax positions are expected to reverse within 12 months of December 31, 2024.